EXHIBIT 10.95

[* * *].  Certain information in this exhibit has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

REVENUE SHARING PURCHASE AGREEMENT
(AMERICAS)

SELLER:	UTSTARCOM, INC.	PURCHASER:	MULTIDATA

Incorporation:	Delaware	Incorporation:	Honduras Republic

Address:	1275 Harbor Bay Parkway Alameda, California 94502	Address:	Boulevard Suyapa, Edificlo AHIBA Planta Baja, Tegucigalpa, Honduras

Attn:	Legal Department	Attn.	José Rafael Ferrari

Telephone:	(510) 864-8800	Telephone:	504 235-7635

Fax:	(510) 864-8802	Fax:	504 239-0075

Effective Date: October 21st, 2003

This REVENUE SHARING PURCHASE AGREEMENT, including all exhibits (“Agreement’), is the entire agreement between the Parties concerning Purchaser’s purchase of the Products or Services (as defined below).  This Agreement supersedes, and its terms govern, any prior agreements (including without limitation any nondisclosure agreements), proposals or other communications, oral or written, between the parties with respect to the Products or Services. This Agreement may be changed only by mutual written agreement of authorized representatives of the parties. This Agreement governs all documents (e.g., purchase orders) issued by PURCHASER with respect to the Products or Services and any additional or conflicting terms and conditions contained in any such documents are of no force and effect. In consideration of the mutual promises herein, UTSTARCOM and PURCHASER agree to be bound by this Agreement, including the following exhibits:

Exhibit A. Terms and Conditions

Exhibit B. Products, Services and Discounts

Exhibit C. Services Statement of Work

Exhibit D. Product and Service Purchase List for Each Phase of the Project

Exhibit E. Payment and Related Terms

Exhibit F. Form of Acceptance Certificate

Exhibit G. FCPA Policy

Exhibit H. EEA Policy

PURCHASER AGREES TO PURCHASE UTSTARCOM PRODUCTS AND/OR SERVICES FOR A TOTAL CONTRACT PRICE UP TO US[***] ([***] IN PHASE I OF THE PROJECT, [***] IN PHASE II OF THE PROJECT, [***] IN PHASE III OF THE PROJECT AND [***] IN PHASE IV OF THE PROJECT), DURING A PERIOD COMMENCING ON THE EFFECTIVE DATE ABOVE THROUGH OCTOBER 31, 2006 (SUCH PERIOD SUBJECT TO MUTUALLY AGREED UPON EXTENSIONS BY THE PARTIES), AS MORE FULLY DESCRIBED IN THE PRODUCT AND SERVICE PURCHASE LIST ATTACHED HERE AS EXHIBIT D. AS SET FORTH ON EXHIBIT D, IT IS ANTICIPATED THAT THE PROJECT THAT IS THE SUBJECT OF THIS AGREEMENT (THE “PROJECT”) WILL INVOLVE FOUR PHASES OF PURCHASES. PURCHASES SHALL BE MADE BY PURCHASE ORDER PURSUANT TO THE TERMS AND CONDITIONS ATTACHED HERETO; HOWEVER, THIS CONTRACT BETWEEN PURCHASER AND UTSTARCOM CONSTITUTES A LEGALLY-BINDING OBLIGATION BY PURCHASER TO PURCHASE PRODUCTS AND/OR SERVICES DESCRIBED IN EXHIBIT D ON A PHASE BY PHASE DEPLOYMENT UP TO THE CONTRACT PRICE ABOVE OR ANY OF THE PHASES DESCRIBED IN EXHIBIT D.

PRIOR TO DEPLOYMENT OF EACH PHASE, PURCHASER AND UTSTARCOM WILL CONDUCT A BUSINESS REVIEW TO INCLUDE AND, OR MODIFY SUBSCRIBER DEMAND, TECHNOLOGY REQUIREMENTS AND DEPLOYMENT SCHEDULE. PLEASE REVIEW THE ATTACHED EXHIBITS, WHICH INCLUDE IMPORTANT LEGAL TERMS, SUCH AS LIMITATIONS OF WARRANTIES AND REMEDIES.

UTSTARCOM	PURCHASER

/s/ Rene Mendez	/s/ Jose Rafael Ferrari
Authorized Signature	Authorized Signature

Rene Mendez	Jose Rafael Ferrari
Printed Name	Printed Name

Vice President CA LA	President
Title	Title

October 21, 2003	October 21, 2003
Date	Date

EXHIBIT A – TERMS AND CONDITIONS

This Agreement (including all exhibits) constitutes the entire agreement for the sale of UTStarcom PAS products (the “Products”) and/or services (the “Services”) by UTStarcom, Inc. (“UTStarcom”) to you (“Purchaser”).  The Products and Services to be purchased hereunder are described in Exhibits B and C hereto. The terms and conditions in this Agreement will override and supersede any other documents issued by Purchaser, including purchase orders, unless expressly agreed to in writing by UTStarcom.

1.                                       Ordering. Purchaser will order Products and/or Services by issuing a written purchase order to UTStarcom. It is anticipated that the project that is the subject of this Agreement will involve four phases of purchases (as described in detail in Exhibit D hereto), and that Purchaser will issue one purchase order to UTStarcom in connection with each phase. Orders are subject to acceptance by UTStarcom, which occurs upon delivery to Purchaser of an Order Acknowledgement form. If UTStarcom rejects an order due to insufficient revenues being generated to UTStarcom for the Project, then UTStarcom will extend to Purchaser the same pricing as stated in Exhibit D or the current market pricing under substantially similar business conditions; provided however, that Purchaser will be required to execute a new contract with UTStarcom’s standard payment terms and submit a new purchase order to UTStarcom pursuant to such new contact. Multidata can make changes in delivery schedule, including cancellation of all or any of the phases up to [***] prior to the scheduled delivery, after this it will be subject to a rescheduling charge of [***] of the net order value of the rescheduled portion of the order. Purchaser agrees that the Products purchased under this Agreement are not for resale, and that Purchaser is purchasing the Products for internal use by Purchaser in conducting its business operations.

2.                                       Shipment. Delivery of Products is [***], such delivery to be made to a carrier/freight forwarder selected by UTStarcom unless otherwise specified by Purchaser.  Other shipping arrangements specified by Purchaser may be made by UTStarcom for the actual cost of shipping [***].  The [***] will be calculated based on [***] of the actual cost of shipping. Products will be packaged by UTStarcom in accordance with UTStarcom’s standard practices.  Title, possession and risk of loss regarding the Products shall [***]

3.                                       Payment.

3.1                                 All Products and/or Services sold to Purchaser shall be paid for in accordance with the terms and conditions contained in Exhibit E to this Agreement. Exhibit E also sets forth certain terms and conditions which will protect the interests of UTStarcom until Purchaser pays UTStarcom in full for the Products and/or Services.

3.2                                 The purchase price for Products and/or Services does not include taxes and other charges, All taxes, including sales, use, privilege, excise or other taxes (other than taxes computed on the basis of the net income of UTStarcom), duties, assessments and other related charges levied by any jurisdiction, and shipping, handling, insurance, brokerage and similar fees pertaining to the Products and/or Services, shall be paid by Purchaser. [***]

3.3                                 UTStarcom shall determine Purchaser’s credit limit from time to time at UTStarcom’s discretion, and Purchaser will provide to UTStarcom such financial information from time to time as may be reasonably requested by UTStarcom.  If any order by Purchaser exceeds its credit limit, or Purchaser fails to make payments when due or otherwise defaults or commits a breach hereunder, UTStarcom may, effective immediately upon giving notice to Purchaser, (i) suspend credit and delay shipment until such terms are met, and/or (ii) alter the terms of payment: and/or (iii) cancel any order then outstanding and/or (iv) pursue any other remedies available by law or equity. Further, if Purchaser fails to pay any charges when due, UTStarcom may charge Purchaser a late payment charge equal to [***].

4.                                       Acceptance. Upon completion of each phase of the Project, the parties will conduct testing of the Products and/or Services purchased in that phase of the Project. The criteria for acceptance of the Products and/or Services purchased in each phase of the Project shall be the commercial in-service handling of the first successful call of the deployment. Promptly upon the satisfaction of such acceptance criteria, Purchaser shall sign an Acceptance Certificate with respect to such Products and/or Services. The form of Acceptance Certificate to be used is attached hereto as Exhibit F.

5.                                       Limited Warranty. UTStarcom warrants that hardware Products will be free from defects in workmanship and materials, under normal use and service, for [***] after delivery to Purchaser. UTStarcom warrants that (i) each software program will perform in substantial conformance to its program specifications, and (ii) the media containing the software will be free of defects in materials and workmanship under normal use, for a period of [***] after delivery to Purchaser.  This limited warranty is described in more detail in the warranty card or Product manual accompanying the Product, and/or on UTStarcom’s International Professional Services website. EXCEPT FOR THIS WARRANTY, UTSTARCOM DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE PRODUCTS, EXPRESS OR IMPLIED, INCLUDING AS TO PERFORMANCE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE FOREGOING IS PURCHASER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF THE PRODUCT WARRANTY. TO THE FULL EXTENT ALLOWED BY LAW, UTSTARCOM EXCLUDES FOR ITSELF AND ITS SUPPLIERS ANY LIABILITY, WHETHER BASED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE), FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND.

6.                                       Software And Intellectual Property License.  Certain Products contain or consist of object-readable code (“Software”), and/or patent, copyright, mask work or trademark rights, or trade secret, or other Information proprietary to UTStarcom (“Intellectual Property”). Notwithstanding any other provisions herein, UTStarcom does not transfer to Purchaser any right, title or interest to such Software or Intellectual Property. UTStarcom grants Purchaser a
[***] license to use the Software and Intellectual Property solely in direct connection with use of the Products, as such use is mutually intended by Purchaser and UTStarcom.  Purchaser will not: a) copy all or any parts of the Software or Intellectual Property (unless first authorized in advance and in writing by UTStarcom); b) attempt on its own, or encourage or permit any third party to attempt, to reverse engineer, reverse compile or disassemble the Software or Intellectual Property; or c) disclose to any third party whatsoever the Software or Intellectual Property.

7.                                       Indemnification. [***]

8.                                       Liability Limitations. [***]

9.                                       Confidential Information. Either party may provide to the other certain information which is confidential in nature in connection with the Products and/or Services and this Agreement.  All such information shall be marked as confidential in order to be protected hereunder. Confidential information shall not be divulged to any third party without the prior written consent of the disclosing party for a period of [***] following receipt This obligation shall not apply to information which: (i) now or hereafter, through no unauthorized act or failure to act on recipient’s part, becomes generally known or available; (ii) is lawfully known to the recipient without an obligation of confidentiality at the time recipient receives the same from the disclosing party, as evidenced by written records; (iii) is hereafter lawfully furnished to the recipient by a third party without restriction on disclosure; (iv) is furnished to others by the disclosing party without restriction on disclosure; (v) is independently developed by the recipient without use of the disclosing party’s confidential information; or (vi) is required to be disclosed pursuant to a requirement of a governmental agency or law, so long as the recipient provides prompt notice to the disclosing party of such requirement prior to any such disclosure.

10.                                 Arbitration.

10.1                           Procedure. Except as otherwise provided in Section 10.2 below, any dispute or claim arising in connection with this Agreement, or the breach, validity, interpretation, or enforceability of any provision of this Agreement, shall be resolved by final and binding arbitration conducted in accordance with and subject to the International Arbitration Rules for commercial arbitration of the American Arbitration Association by three (3) arbitrators selected in accordance with those rules. The arbitration shall be held In Broward County, Florida, or such other place as the parties may agree. The arbitrators will allow such discovery as is appropriate, consistent with the purpose of arbitration in accomplishing fair, speedy, and cost-effective resolution of disputes. All discovery will be completed, and the arbitration hearing will be commenced, within forty-five (45) days after appointment of all of the arbitrators, and the arbitration hearing will conclude within thirty (30) days after it commences.  The arbitrators will make every effort to enforce these timing requirements strictly, but may extend the time periods upon a showing that exceptional circumstances require extension to prevent manifest injustice. The decision of the arbitrators will be rendered in writing and will explain the reasons therefore. The arbitrators may render awards of monetary damages subject to any limitations on liability contained in this Agreement, and in no event shall such arbitrators be authorized to award punitive damages, direction to take or refrain from taking action, or both, and may, at their discretion, order one party to reimburse the other for attorneys’ fees and other expenses reasonably incurred by the other party in connection with the arbitration. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of such jurisdiction may require or allow.

10.2                           Exceptions. Notwithstanding the provisions of Section 10.1 above, the parties shall have the right to seek injunctive or similar judicial relief in the event of any breach or threatened breach of any of the obligations of the parties in this Agreement regarding confidentiality or any claim of infringement of a patent or copyright, or of misappropriation of a trade secret, or any other situation where imminent harm to a party may occur.

10.3                           This Agreement shall be governed, construed and interpreted in accordance with the internal laws of the State of Florida without application of conflict of laws principles. This Agreement shall not be governed by the United Nations Convention on the International Sale of Goods.

11.                                 Force Majeure.  UTStarcom will not be liable for any failure to perform its obligations hereunder where such failure results from causes beyond its control.

12.                                 Term; Termination.

12.1                           This Agreement shall become effective on the Effective Date set forth on page 1 of this Agreement, and shall continue for a period of three (3) years.

12.2                           This Agreement may be extended by mutual written agreement of the parties.

12.3                           Both parties may terminate this Agreement Immediately upon written notice to the Purchaser under any of the following circumstances:

a)                                      Purchaser is in breach of a material term of this Agreement and the breach is not cured within thirty (30) days after written notice thereat, or

b)                                     Purchaser ceases to carry on business as a going concern, becomes the object of voluntary or involuntary proceedings in bankruptcy or litigation, or has a receiver appointed with respect to a substantial part of its assets; or

c)                                      Purchaser assigns in any manner (by operation of law or otherwise) its rights and responsibilities under this Agreement, without the prior written consent of UTStarcom.

12.4                           Upon termination of this Agreement, Purchaser shall pay UTStarcom for all Products shipped and Services provided prior to the date of termination, and shall forthwith return all originals and copies of materials provided by UTStarcom to Purchaser in relation to any Services.

13.                                 Severability. In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term[s] shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect.

14.                                 Independent Contractor Relationship.  Purchaser and UTStarcom understand, acknowledge and agree that UTStarcom’s relationship with Purchaser will be that of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

15.                                 Waiver. No waiver by UTStarcom of any breach by Purchaser of any of the provisions of this Agreement shall be deemed a waiver of any preceding or succeeding breach of the same or any other provisions hereof. No such waiver shall be effective unless in writing and then only to the extent expressly set forth in writing by UTStarcom.

16.                                 Compliance.

16.1                           Purchaser represents that it is not importing or exporting Products except in compliance with the laws of all relevant jurisdictions.

16.2                           Purchaser represents and warrants that it has reviewed and understands UTStarcom’s Policy Requiring Compliance with the Foreign Corrupt Practices Act (“FCPA Policy”) (a copy of the policy is attached hereto as Exhibit G, and incorporated by reference). Purchaser further agrees to indemnify and hold harmless UTStarcom where any liability, criminal or civil, attaches to UTStarcom (or its subsidiaries) by virtue of Purchaser’s violation of the FCPA Policy.

16.3                           Purchaser represents and warrants that it has reviewed and understands UTStarcom’s Policy Requiring Compliance with the Economic Espionage Act of 1996 (“EEA Policy”) (a copy of the policy is attached hereto as Exhibit l, and incorporated by reference). Purchaser furthers agrees that by the duly authorized signature below, Purchaser agrees to abide in all respects with the attached EEA Policy. Purchaser further agrees to indemnify and hold harmless UTStarcom where any liability, criminal or civil, attaches to UTStarcom (or its subsidiaries, successors or assigns) by virtue of Purchaser’s violation of the EEA Policy.

17.                                 Exclusivity. [***]

EXHIBIT B – PRODUCTS AND SERVICES

[***]

EXHIBIT C – SERVICES STATEMENT OF WORK

[***]

EXHIBIT D – PRODUCT AND SERVICE PURCHASE LIST FOR EACH PHASE OF THE PROJECT

[***]

EXHIBIT E – PAYMENT AND RELATED TERMS

[***]

EXHIBIT F – FORM OF ACCEPTANCE CERTIFICATE

[***]

EXHIBIT G – UTSTARCOM POLICY REQUIRING COMPLIANCE WITH
THE FOREIGN CORRUPT PRACTICES ACT (FCPA)

It is the policy of UTStarcom (referred to here as “UTStarcom” or the “Company”) that:

1)                                      The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited. No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency. Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting the Company’s operation. Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official’s integrity or reputation will not be compromised.

2)                                      The offer, payment, or promise to transfer in the future company funds or assets, or the delivery of gifts or anything else of value to foreign officials, foreign political parties or officials or candidates of foreign political parties, is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions, or to use such persons or party’s influence with a foreign government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist the Company in obtaining or retaining business for or with, or directing business to any person or entity.

3)                                      All records must truly reflect the transactions they record. All assets and liabilities shall be recorded in the regular books of account. No undisclosed or unrecorded fund or asset shall be established for any purpose. No false or artificial entries shall be made in the books and records for any reason. No payment shall be approved or made with the intention or understanding that any part of such payment is to be used for any purpose other than that described by the document supporting the payment.

4)                                      No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the country in which they are made.

5)                                      Any person who learns of or suspects a violation of this Policy should promptly report the matter to the President or Chief Financial Officer, as appropriate in the circumstances. All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.

EXHIBIT H – UTSTARCOM POLICY REQUIRING COMPLIANCE WITH
THE ECONOMIC ESPIONAGE ACT OF 1996

It is the policy of UTStarcom that both UTStarcom and its employees comply with the requirements of the Economic Espionage Act of 1996 (“EEA”).

The EEA provides criminal penalties of up to $10,000,000, 15 years in prison, or both, where an individual or company knowingly undertakes any of the following acts (or attempts or conspires with others to commit any of the following acts:

(1)                                  Steals, or without authorization appropriates, takes, carries away, or conceals, or by fraud, artifice or deception obtains a trade secret;

(2)                                  Without authorization copies, duplicates, sketches, draws, photographs, downloads, uploads, alters, destroys, photocopies, replicates, transmits, delivers, sends, mails, communicates, or conveys a trade secret, or

(3)                                  Receives, buys, or possesses a trade secret, knowing the same to have been stolen or appropriated, obtained, or converted without authorization.

The EEA defines “trade secret” as: “All forms and types of financial, business, scientific, technical, economic, or engineering information … whether tangible or intangible, and whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing if: 1) the owner of the trade secret has taken reasonable measures to keep such Information secret; and 2) the information derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable through proper means by the public.”